UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: April 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

FORM N-Q

APRIL 30, 2014

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 47.3%
CONSUMER DISCRETIONY - 5.9%
Automobiles - 0.1%
Chrysler Group LLC/Co-Issuer Inc., Secured Notes	8.250%	6/15/21	240,000		$270,900	(a)

Diversified Consumer Services - 0.2%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	170,739	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	300,000	GBP	510,319

Total Diversified Consumer Services					681,058

Hotels, Restaurants & Leisure - 0.6%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	420,000		436,800	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	480,000		460,800
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	160,000		138,800
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	340,000		298,350
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	80,000		70,100
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	210,000		217,350	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	780,000		814,613	(a)

Total Hotels, Restaurants & Leisure					2,436,813

Media - 3.7%
American Media Inc., Senior Secured Notes	11.500%	12/15/17	1,500,000		1,638,750
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senior Notes	5.250%	2/15/22	170,000		174,675	(a)
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senoir Notes	5.625%	2/15/24	170,000		175,100	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	110,000		118,938
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	1/15/24	340,000		343,825
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	151,915	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	1,250,000	EUR	1,929,283	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	200,000	EUR	308,685	(a)
Comcast Corp., Senior Notes	6.500%	11/15/35	770,000		971,537
Comcast Corp., Senior Notes	6.950%	8/15/37	90,000		119,461
Comcast Corp., Senior Notes	6.550%	7/1/39	160,000		204,353
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	790,000		883,813
Gannett Co. Inc., Senior Notes	6.375%	10/15/23	400,000		425,000	(a)
MediaNews Group Inc.	12.000%	12/24/18	1,900,000		1,900,000	(b)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	400,000		410,000	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	210,000	EUR	343,785	(a)(c)
Regal Entertainment Group, Senior Notes	5.750%	3/15/22	320,000		330,400
Time Warner Inc., Senior Debentures	7.700%	5/1/32	270,000		372,657
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	656,000	EUR	1,037,515	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	200,000		211,000	(a)
Virgin Media Finance PLC, Senior Notes	7.000%	4/15/23	1,310,000	GBP	2,377,688	(a)
WPP Finance 2010, Senior Notes	5.125%	9/7/42	160,000		160,688

Total Media					14,589,068

Multiline Retail - 0.1%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	520,000		577,200	(a)(c)

Specialty Retail - 1.1%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	290,000	GBP	553,288	(a)
AA Bond Co., Ltd., Senior Secured Notes	6.269%	7/31/25	1,200,000	GBP	2,301,727	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - 1.1% (continued)
CST Brands Inc., Senior Notes	5.000%	5/1/23	170,000	$169,150
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	680,000	642,600	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	160,000	154,000	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	500,000	382,500

Total Specialty Retail				4,203,265

Textiles, Apparel & Luxury Goods - 0.1%
American Apparel Inc., Senior Secured Notes	13.000%	4/15/20	510,305	451,620

TOTAL CONSUMER DISCRETIONARY				23,209,924

CONSUMER STAPLES - 1.9%
Beverages - 0.9%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,600,000	1,724,000	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	350,000	390,250	(a)
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	470,000	464,360	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	920,000	1,033,846	(a)

Total Beverages				3,612,456

Food & Staples Retailing - 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,050,000	1,090,688	(a)

Food Products - 0.5%
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	390,000	397,800	(a)
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	800,000	872,000	(a)
Mondelez International Inc., Senior Notes	6.500%	2/9/40	174,000	222,471
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	510,000	518,774	(a)

Total Food Products				2,011,045

Personal Products - 0.1%
First Quality Finance Co. Inc., Senior Notes	4.625%	5/15/21	240,000	228,000	(a)

Tobacco - 0.1%
Lorillard Tobacco Co., Senior Notes	3.750%	5/20/23	410,000	394,954

TOTAL CONSUMER STAPLES				7,337,143

ENERGY - 12.7%
Energy Equipment & Services - 2.2%
CGG, Senior Notes	7.750%	5/15/17	310,000	315,813
CGG, Senior Notes	6.500%	6/1/21	1,500,000	1,518,750
Exterran Holdings Inc., Senior Notes	7.250%	12/1/18	910,000	968,012
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	320,000	320,000	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	920,000	959,100
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	290,000	313,925	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	590,000	597,375	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	880,000	932,800
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	550,000	537,625	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	320,000	332,800	(a)
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,950,000	2,008,500	(a)

Total Energy Equipment & Services				8,804,700

Oil, Gas & Consumable Fuels - 10.5%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,360,000	1,383,800
Arch Coal Inc., Senior Notes	7.000%	6/15/19	570,000	441,750
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,490,000	1,478,825
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	760,000	800,850
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	220,000	250,800

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 10.5% (continued)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	90,000	$99,000
Concho Resources Inc., Senior Notes	6.500%	1/15/22	752,000	827,200
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	2,010,000	2,128,087
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	492,803	485,383	(a)(c)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	236,000	258,715
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	250,000	257,500
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,930,000	2,009,613
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	210,000	229,950	(a)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	1,360,000	1,367,492	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,750,000	1,951,250
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	670,000	747,050
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	1,380,000	1,352,400
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,710,000	1,808,325	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,500,000	1,125,000	(d)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	300,000	311,250	(a)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	1,220,000	1,329,800	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	620,000	647,900	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	680,000	700,400	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	380,000	399,000	(a)
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	517,000	548,548
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	3,730,000	3,838,614
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	990,000	1,017,225	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	850,000	943,500
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,290,000	1,283,550
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	440,000	470,250	(a)
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	1,500,000	1,623,750
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	213,000	230,040
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	470,000	493,500
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,140,000	1,193,447	(a)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	300,000	300,750	(a)
Rockies Express Pipeline LLC, Senior Notes	6.000%	1/15/19	1,740,000	1,800,900	(a)
Samson Investment Co., Senior Notes	10.750%	2/15/20	1,800,000	1,908,000	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	720,000	774,000	(a)
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,750,000	1,487,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	770,000	723,800	(a)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	300,000	316,500	(a)

Total Oil, Gas & Consumable Fuels				41,345,214

TOTAL ENERGY				50,149,914

FINANCIALS - 3.9%
Banks - 2.1%
Bank of America Corp., Senior Notes	4.000%	4/1/24	490,000	493,470
Bank of America Corp., Senior Notes	5.000%	1/21/44	920,000	955,502
Bank of America Corp., Senior Notes	4.875%	4/1/44	510,000	520,457
CIT Group Inc., Senior Notes	5.000%	8/1/23	940,000	947,050
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	340,000	340,144	(e)(f)
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	430,000	467,372
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	570,000	595,192
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	420,000	470,767
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	440,000	512,600	(a)(e)(f)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	310,000	353,699	(a)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	330,000	334,160
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	70,000	77,350	(e)(f)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - 2.1% (continued)
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	640,000	AUD	$710,006	(a)(e)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,250,000		1,261,786	(a)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	280,000		302,669

Total Banks					8,342,224

Capital Markets - 0.3%
Boparan Finance PLC, Senior Notes	9.875%	4/30/18	720,000	GBP	1,306,821	(a)

Consumer Finance - 0.5%
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	140,000		145,425	(a)
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,530,000		1,606,500	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	250,000		267,500	(a)

Total Consumer Finance					2,019,425

Diversified Financial Services - 0.8%
ABP Finance PLC, Senior Secured Notes	6.250%	12/14/26	600,000	GBP	1,202,630	(a)
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	2,090,636	(a)
Emeralds, Notes	0.000%	8/4/20	9		0	(a)(b)(d)(g)(h)

Total Diversified Financial Services					3,293,266

Real Estate Management & Development - 0.2%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	570,000		615,600	(a)

TOTAL FINANCIALS					15,577,336

HEALTH CARE - 2.2%
Health Care Equipment & Supplies - 0.6%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	610,000		625,250	(a)(c)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,625,000		1,625,000

Total Health Care Equipment & Supplies					2,250,250

Health Care Providers & Services - 1.1%
Centene Corp., Senior Notes	4.750%	5/15/22	380,000		382,375
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	310,000		339,450
HCA Inc., Debentures	7.500%	11/15/95	70,000		61,950
HCA Inc., Senior Notes	7.500%	2/15/22	150,000		171,450
HCA Inc., Senior Secured Notes	5.000%	3/15/24	880,000		875,600
Labco SAS, Senior Secured Notes	8.500%	1/15/18	160,000	EUR	238,069	(a)
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	1,550,000	EUR	2,284,791	(a)
WellCare Health Plans Inc., Senior Notes	5.750%	11/15/20	150,000		160,875

Total Health Care Providers & Services					4,514,560

Pharmaceuticals - 0.5%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	320,000		329,200	(a)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	1,220,000	EUR	1,823,723	(a)

Total Pharmaceuticals					2,152,923

TOTAL HEALTH CARE					8,917,733

INDUSTRIALS - 7.4%
Aerospace & Defense - 0.5%
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,737,000		1,831,449

Airlines - 0.7%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	296,463		343,897
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	980,000	GBP	1,833,202	(a)
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	510,000		519,563	(a)

Total Airlines					2,696,662

Commercial Services & Supplies - 0.1%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	380,000		385,700	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Construction & Engineering - 1.3%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	530,000	EUR	$799,156	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	110,000	EUR	165,862	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	280,000		259,000	(a)
Empresas ICA SAB de CV, Senior Notes	8.375%	7/24/17	242,000		249,865	(a)
Empresas ICA SAB de CV, Senior Notes	8.900%	2/4/21	450,000		461,250	(a)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,000,000		1,007,500	(a)(c)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	880,000		939,400	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	1,080,000		1,108,350	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	375,000		393,977	(a)

Total Construction & Engineering					5,384,360

Electrical Equipment - 0.7%
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	430,000		462,250	(a)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	145,672	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	1,230,000	EUR	1,858,432	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	226,638	(a)

Total Electrical Equipment					2,692,992

Industrial Conglomerates - 0.0%
General Electric Co., Senior Notes	4.500%	3/11/44	150,000		155,121

Machinery - 1.8%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	310,000		336,350	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,580,000		1,692,575	(a)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,782,000	EUR	2,727,517	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	996,000	EUR	1,564,888	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	420,000	EUR	659,893	(a)

Total Machinery					6,981,223

Marine - 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	380,000		398,050	(a)

Road & Rail - 0.8%
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	470,000		486,450	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	250,000		257,500	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	1,550,000	EUR	2,322,853	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	220,000		228,250	(a)

Total Road & Rail					3,295,053

Trading Companies & Distributors - 0.3%
Rexel SA, Senior Notes	5.250%	6/15/20	1,010,000		1,045,350	(a)

Transportation - 1.1%
CMA CGM, Senior Notes	8.500%	4/15/17	500,000		515,000	(a)
Great Rolling Stock Co. PLC, Senior Secured Notes	6.250%	7/27/20	1,000,000	GBP	1,950,601	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,500,000		1,546,875	(a)(c)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	570,000		579,975	(a)

Total Transportation					4,592,451

TOTAL INDUSTRIALS					29,458,411

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
INFORMATION TECHNOLOGY - 0.7%
IT Services - 0.6%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	180,000		$182,700	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	410,000		494,050
Interactive Data Corp., Senior Notes	5.875%	4/15/19	210,000		211,837	(a)
WEX Inc., Senior Notes	4.750%	2/1/23	1,560,000		1,485,900	(a)

Total IT Services					2,374,487

Software - 0.1%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	300,000		320,625	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	250,000		272,500	(a)

Total Software					593,125

TOTAL INFORMATION TECHNOLOGY					2,967,612

MATERIALS - 7.2%
Chemicals - 1.3%
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	1,100,000		1,097,250	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	440,000		453,200	(a)(c)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,480,000	EUR	2,179,040	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	750,000	EUR	1,191,386	(a)

Total Chemicals					4,920,876

Construction Materials - 1.1%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	3,410,000		3,947,075	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	520,000		564,200	(a)

Total Construction Materials					4,511,275

Containers & Packaging - 1.6%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,600,000		1,788,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	200,000		222,500	(a)
Ball Corp., Senior Notes	4.000%	11/15/23	100,000		93,250
Graphic Packaging International Inc., Senior Notes	4.750%	4/15/21	140,000		140,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	670,000		747,050
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	2,720,000		2,842,400
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	490,000		529,813

Total Containers & Packaging					6,363,013

Metals & Mining - 2.5%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	901,000		1,011,643
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	960,000		890,400	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	320,000		324,800	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	400,000		216,000	(a)(d)(h)
Mirabela Nickel Ltd., Notes	3.500%	6/30/14	304,750		304,750	(a)(b)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	130,000		33,150	(a)(d)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	836,000		825,550
New World Resources NV, Senior Secured Notes	7.875%	5/1/18	250,000	EUR	215,039	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	700,000		731,500	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	830,000		893,287
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	430,000		359,050	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	130,000		138,450	(a)
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	890,000		994,575

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - 2.5% (continued)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,820,000		$2,964,525	(a)

Total Metals & Mining					9,902,719

Paper & Forest Products - 0.7%
Appvion Inc., Secured Notes	9.000%	6/1/20	830,000		845,563	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	1,090,000		1,207,175	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	620,000		606,050	(a)

Total Paper & Forest Products					2,658,788

TOTAL MATERIALS					28,356,671

TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 1.3%
CenturyLink Inc., Senior Notes	6.750%	12/1/23	310,000		334,025
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000		66,850
Cogent Communications Holdings, Senior Secured Notes	8.375%	2/15/18	1,600,000		1,736,000	(a)
Hughes Satellite Systems Corp., Senior Notes	7.625%	6/15/21	950,000		1,075,875
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	570,000		599,925	(a)
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	250,000		256,661
Windstream Corp., Senior Notes	7.750%	10/1/21	160,000		174,000
Windstream Corp., Senior Notes	7.500%	4/1/23	720,000		763,200

Total Diversified Telecommunication Services					5,006,536

Wireless Telecommunication Services - 1.3%
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,010,000	GBP	1,786,540	(a)
Softbank Corp., Senior Notes	4.500%	4/15/20	660,000		664,125	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,435,000		2,736,331

Total Wireless Telecommunication Services					5,186,996

TOTAL TELECOMMUNICATION SERVICES					10,193,532

UTILITIES - 2.8%
Electric Utilities - 0.8%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	1,100,000		1,108,250	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,770,000		2,060,066

Total Electric Utilities					3,168,316

Independent Power and Renewable Electricity Producers - 1.5%
AES Corp., Senior Notes	5.500%	3/15/24	310,000		310,775
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,455,000		1,636,875	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	690,000		733,987
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	240,000		257,400	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,708,538		3,033,563

Total Independent Power and Renewable Electricity Producers					5,972,600

Water Utilities - 0.5%
Anglian Water Osprey Financing PLC, Senior Secured Notes	7.000%	1/31/18	1,010,000	GBP	1,849,380	(a)

TOTAL UTILITIES					10,990,296

TOTAL CORPORATE BONDS & NOTES (Cost - $180,278,462)					187,158,572

ASSET-BACKED SECURITIES - 4.2%
ACE Securities Corp., 2006-SL2 A	0.492%	1/25/36	673,809		99,499	(e)
Amortizing Residential Collateral Trust, 2002-BC6 M2	1.952%	8/25/32	621,967		408,224	(e)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.002%	4/15/33	364,388		342,435	(e)
Countrywide Asset-Backed Certificates, 2004-5 M4	2.027%	6/25/34	760,966		653,925	(e)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.102%	10/25/35	1,140,000		940,825	(e)
Greenpoint Manufactured Housing, 1999-2 A2	2.911%	3/18/29	475,000		396,585	(e)
Greenpoint Manufactured Housing, 1999-3 2A2	3.537%	6/19/29	250,000		212,418	(e)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - 4.2% (continued)
Greenpoint Manufactured Housing, 1999-4 A2	3.658%	2/20/30	250,000	$212,566	(e)
Greenpoint Manufactured Housing, 2001-2 IA2	3.657%	2/20/32	350,000	321,609	(e)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.656%	3/13/32	550,000	496,841	(e)
GSAMP Trust, 2006-S2 A2	0.352%	1/25/36	279,791	55,428	(e)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.452%	3/25/35	302,903	295,574	(a)(e)
Indymac Seconds Asset Backed Trust, 2006-A A	0.412%	6/25/36	3,252,958	832,198	(e)
Long Beach Mortgage Loan Trust, 2003-1 M2	3.227%	3/25/33	2,539,283	2,420,713	(e)
Mid-State Trust, 6 A1	7.340%	7/1/35	260,822	283,180
Origen Manufactured Housing, 2006-A A2	2.803%	10/15/37	1,872,133	1,621,725	(e)
Origen Manufactured Housing, 2007-A A2	2.611%	4/15/37	1,614,111	1,307,214	(e)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.932%	1/25/31	43,666	28,989	(e)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.279%	8/25/33	183,737	162,546	(e)
SACO I Trust, 2006-4 A1	0.492%	3/25/36	175,183	253,961	(e)
SACO I Trust, 2006-6 A	0.412%	6/25/36	826,140	1,248,177	(e)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	208,430	2	(a)(d)(h)
SLM Student Loan Trust, 2013-M1 M1	3.500%	10/28/29	2,553,365	2,517,618	(a)
Soundview Home Equity Loan Trust, 2006-OPT4 2A3	0.302%	6/25/36	1,464,202	1,269,081	(e)
Structured Asset Securities Corp., 2006-ARS1 A1	0.262%	2/25/36	3,350,061	229,342	(a)(e)

TOTAL ASSET-BACKED SECURITIES (Cost - $22,282,708)				16,610,675

COLLATERALIZED MORTGAGE OBLIGATIONS - 6.3%
Banc of America Commercial Mortgage Trust, 2006-5 AM	5.448%	9/10/47	70,000	75,183
Banc of America Commercial Mortgage Trust, 2007-3 AJ	5.598%	6/10/49	460,000	474,854	(e)
Banc of America Commercial Mortgage Trust, 2007-4 AJ	6.015%	2/10/51	1,240,000	1,289,835	(e)
Banc of America Mortgage Securities Inc., 2005-3 A4	3.364%	4/25/35	145,834	127,856	(e)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.367%	6/11/50	410,000	401,599	(e)
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.341%	12/10/49	720,000	725,071	(e)
Citimortgage Alternative Loan Trust, 2007-A7 2A2	34.739%	7/25/37	1,114,344	1,985,036	(e)
COBALT CMBS Commercial Mortgage Trust, 2007-C3 AJ	5.771%	5/15/46	390,000	396,812	(e)
COMM Mortgage Trust, 2006-C8 AJ	5.377%	12/10/46	570,000	576,673
Commercial Mortgage Pass-Through Certificates, 2013-CR12 A4	4.046%	10/10/46	130,000	136,092
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	140,000	146,218
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	60,000	63,891	(e)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.256%	10/10/46	30,000	31,963	(e)
Countrywide Alternative Loan Trust, 2005-63 1A1	2.547%	12/25/35	397,333	329,822	(e)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.452%	1/25/36	394,064	335,446	(e)
Countrywide Alternative Loan Trust, 2007-18CB 1A6	38.086%	8/25/37	1,066,226	1,959,765	(e)
Countrywide Home Loans, 2005-R3 AF	0.552%	9/25/35	54,574	49,663	(a)(e)
Credit Suisse Mortgage Trust, 2006-1 1A2	29.687%	2/25/36	1,338,453	2,003,332	(e)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.362%	3/19/45	298,173	273,521	(e)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.046%	3/19/46	457,309	350,042	(e)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	650,000	629,474	(e)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 6.3% (continued)
GS Mortgage Securities Trust, 2013-GC16 A4	4.271%	11/10/46	330,000	$351,685
GS Mortgage Securities Trust, 2013-GC16 AS	4.649%	11/10/46	280,000	301,962
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	230,000	251,980	(e)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.721%	10/25/35	215,781	191,787	(e)
HarborView Mortgage Loan Trust, 2004-11 3A1A	0.502%	1/19/35	349,100	263,554	(e)
Impac CMB Trust, 2005-5 A1	0.792%	8/25/35	310,537	277,383	(e)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.468%	3/25/35	298,619	295,147	(e)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 AS	4.420%	11/15/45	310,000	328,996
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.251%	11/15/45	130,000	138,909	(e)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN A	1.552%	10/15/30	500,000	500,761	(a)(e)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN B	2.302%	10/15/30	460,000	464,814	(a)(e)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN C	2.702%	10/15/30	380,000	381,362	(a)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,060,000	944,145
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,050,000	1,053,711	(e)
JPMorgan Mortgage Trust, 2005-A6 7A1	2.745%	8/25/35	322,347	307,476	(e)
LB-UBS Commercial Mortgage Trust, 2007-C6 AJ	6.343%	7/15/40	380,000	393,710	(e)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.456%	9/15/45	430,000	401,070	(e)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	45,680	47,326	(a)
Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1	2.539%	12/25/34	26,431	26,839	(e)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,140,000	1,033,767
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	720,000	722,696
Mortgage IT Trust, 2005-2 1A1	0.412%	5/25/35	155,479	150,004	(e)
PFP III, 2014-1 D	4.005%	6/14/31	620,000	620,000	(a)(e)
Residential Accredit Loans Inc., 2006-QO2 A1	0.372%	2/25/46	1,787,105	838,683	(e)
Residential Accredit Loans Inc., 2006-QS14 A5	45.485%	11/25/36	762,619	1,513,442	(e)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.514%	8/25/35	184,147	185,445	(e)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.362%	5/25/46	385,216	294,562	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.422%	12/25/45	186,207	175,366	(e)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	2.624%	4/25/36	68,689	66,952	(e)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $24,836,998)				24,885,682

CONVERTIBLE BONDS & NOTES - 0.5%
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Chesapeake Energy Corp., Senior Notes	2.750%	11/15/35	1,000,000	1,053,750
Peabody Energy Corp., Junior Subordinated Notes	4.750%	12/15/41	1,000,000	796,875

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $1,933,909)				1,850,625

MORTGAGE-BACKED SECURITIES - 0.0%
FHLMC - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	3,089	3,216
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/31	358	404

Total FHLMC				3,620

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
FNMA - 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29- 4/1/31	24,031		$27,555

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $27,778)					31,175

SENIOR LOANS - 0.4%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	763,158		761,621	(i)(j)

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Physiotherapy Associates Holdings Inc., Exit Term Loan	10.000%	10/10/16	890,000		885,550	(h)(i)(j)

TOTAL SENIOR LOANS (Cost - $1,637,610)					1,647,171

SOVEREIGN BONDS - 36.2%
Argentina - 1.0%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	4,205,000		4,098,382

Australia - 2.0%
Government of Australia, Senior Bonds	5.750%	7/15/22	7,500,000	AUD	7,931,776

Brazil - 4.5%
Federative Republic of Brazil, Notes	10.000%	1/1/17	41,313,000	BRL	17,653,931

Canada - 2.6%
Government of Canada, Bonds	2.750%	6/1/22	11,000,000	CAD	10,473,509

Hungary - 0.3%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	960,000		1,027,200

Indonesia - 0.2%
Republic of Indonesia, Senior Notes	5.875%	1/15/24	769,000		834,365	(a)

Ireland - 2.1%
Republic of Ireland, Bonds	4.400%	6/18/19	2,550,000	EUR	4,073,479
Republic of Ireland, Bonds	3.900%	3/20/23	2,700,000	EUR	4,150,184

Total Ireland					8,223,663

Israel - 1.4%
Government of Israel, Bonds	5.500%	1/31/22	16,000,000	ILS	5,460,196

Mexico - 7.2%
United Mexican States, Bonds	8.000%	6/11/20	74,495,000	MXN	6,442,263
United Mexican States, Bonds	6.500%	6/9/22	275,171,500	MXN	21,750,911
United Mexican States, Bonds	10.000%	12/5/24	2,430,000	MXN	239,874

Total Mexico					28,433,048

New Zealand - 2.3%
Government of New Zealand, Senior Bonds	6.000%	12/15/17	9,930,000	NZD	9,137,922

Norway - 2.3%
Government of Norway, Bonds	4.250%	5/19/17	50,000,000	NOK	9,040,089

Poland - 3.4%
Republic of Poland, Bonds	4.000%	10/25/23	41,030,000	PLN	13,529,729

Russia - 0.2%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	791,175		883,743	(a)

Singapore - 1.1%
Republic of Singapore, Senior Bonds	2.750%	7/1/23	5,360,000	SGD	4,404,674

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
South Africa - 0.3%
Republic of South Africa, Senior Notes	5.875%	9/16/25	920,000		$1,012,460

Sweden - 2.3%
Kingdom of Sweden, Bonds	3.750%	8/12/17	28,000,000	SEK	4,702,073
Kingdom of Sweden, Bonds	3.500%	6/1/22	26,000,000	SEK	4,511,061

Total Sweden					9,213,134

Turkey - 0.6%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	830,000		896,400
Republic of Turkey, Senior Notes	6.250%	9/26/22	1,270,000		1,414,780

Total Turkey					2,311,180

United Kingdom - 1.8%
United Kingdom Gilt, Bonds	1.750%	9/7/22	4,500,000	GBP	7,157,124	(a)

Venezuela - 0.6%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,820,000		2,312,400	(a)

TOTAL SOVEREIGN BONDS (Cost - $147,858,990)					143,138,525

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.0%
U.S. Government Obligations - 1.0%
U.S. Treasury Notes	2.250%	3/31/21	30,000		30,062
U.S. Treasury Notes	2.750%	2/15/24	40,000		40,353
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/43	11,360,000		3,896,435

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $3,883,890)					3,966,850

			SHARES
COMMON STOCKS - 0.2%
HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Physiotherapy Associates Holdings Inc. (Cost - $1,362,878)			15,000		720,000	*(b)(h)

CONVERTIBLE PREFERRED STOCKS - 0.1%
MATERIALS - 0.1%
Metals & Mining - 0.1%
ArcelorMittal (Cost - $587,500)	6.000%		23,500		566,115

PREFERRED STOCKS - 0.9%
FINANCIALS - 0.9%
Consumer Finance - 0.8%
GMAC Capital Trust I	8.125%		115,000		3,161,350	(e)

Diversified Financial Services - 0.1%
Citigroup Capital XIII	7.875%		16,975		462,738	(e)

TOTAL PREFERRED STOCKS (Cost - $3,495,272)					3,624,088

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
E-mini S&P 500 Index Futures, Put @ $1,800		5/16/14	66		9,735
E-mini S&P 500 Index Futures, Put @ $1,800		6/20/14	78		52,650
iShares MSCI Brazil Capped ETF, Call @ $49		5/16/14	118,930		30,922
S&P 500 Index, Put @ $1,800		9/19/14	7,182		69,578

TOTAL PURCHASED OPTIONS (Cost - $404,414)					162,885

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2014

SECURITY	VALUE
TOTAL INVESTMENTS - 97.1% (Cost - $388,590,409#)	$384,362,363
Other Assets in Excess of Liabilities - 2.9%	11,335,982

TOTAL NET ASSETS - 100.0%	$395,698,345

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	The coupon payment on these securities is currently in default as of April 30, 2014.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Value is less than $1.

(h)	Illiquid security.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CMB	— Cash Management Bill

ETF	— Exchange Traded Fund

EUR	— Euro

GBP	— British Pound

ILS	— Israeli Shekel

MXN	— Mexican Peso

NOK	— Norwegian Krone

NZD	— New Zealand Dollar

PLN	— Polish Zloty

SEK	— Swedish Krona

SGD	— Singapore Dollar

STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
E-mini S&P 500 Index Futures, Put	6/20/14	$1,700	78	$17,550
iShares MSCI Brazil Capped ETF, Call	5/16/14	52	118,930	2,379

TOTAL WRITTEN OPTIONS (Premiums received - $82,482)				$19,929

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$21,309,924	$1,900,000		$23,209,924
Financials	—	15,577,336	0	*	15,577,336
Materials	—	28,051,921	304,750		28,356,671
Other corporate bonds & notes	—	120,014,641	—		120,014,641
Asset-backed securities	—	16,610,675	—		16,610,675
Collateralized mortgage obligations	—	24,885,682	—		24,885,682
Convertible bonds & notes	—	1,850,625	—		1,850,625
Mortgage-backed securities	—	31,175	—		31,175
Senior loans	—	1,647,171	—		1,647,171
Sovereign bonds	—	143,138,525	—		143,138,525
U.S. government & agency obligations	—	3,966,850	—		3,966,850
Common stocks	—	—	720,000		720,000
Convertible preferred stocks	$566,115	—	—		566,115
Preferred stocks	3,624,088	—	—		3,624,088
Purchased options	93,307	69,578	—		162,885

Total investments	$4,283,510	$377,154,103	$2,924,750		$384,362,363

Other financial instruments:
Futures contracts	$2,702,919	—	—		$2,702,919
Forward foreign currency contracts	—	$1,239,770	—		1,239,770
OTC total return swaps	—	23,645	—		23,645
Centrally cleared interest rate swaps	—	610,830	—		610,830

Total other financial instruments	$2,702,919	$1,874,245	$—		$4,577,164

Total	$6,986,429	$379,028,348	$2,924,750		$388,939,527

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$19,929	—	—		$19,929
Futures contracts	1,678,564	—	—		1,678,564
Forward foreign currency contracts	—	$2,240,303	—		2,240,303
Centrally cleared interest rate swaps	—	18,514	—		18,514

Total	$1,698,493	$2,258,817	$—		$3,957,310

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase

Notes to Schedule of Investments (unaudited) (continued)

transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Purchased option. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Notes to Schedule of Investments (unaudited) (continued)

Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended April 30, 2014, see Note 3.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

Notes to Schedule of Investments (unaudited) (continued)

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of April 30, 2014, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $2,260,232. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(o) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At April 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,329,558
Gross unrealized depreciation	(18,557,604)

Net unrealized depreciation	$(4,228,046)

At April 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	121	12/16	$29,556,243	29,587,525	$31,282
U.S. Treasury 10-Year Notes	324	6/14	40,351,241	40,312,688	(38,553)
U.S. Treasury Ultra Long-Term Bonds	425	6/14	59,943,319	62,594,531	2,651,212

					$2,643,941

Contracts to Sell:
U.S. Treasury 2-Year Notes	115	6/14	25,281,532	25,285,625	(4,093)
U.S. Treasury 5-Year Notes	218	6/14	26,061,206	26,040,781	20,425
U.S. Treasury Long-Term Bonds	684	6/14	90,661,332	92,297,250	(1,635,918)

					$(1,619,586)

Net unrealized gain on open futures contracts					$1,024,355

At April 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	Citibank N.A.	6,645,104	$6,168,229	5/14/14	$189,928
Euro	Citibank N.A.	1,350,000	1,872,882	5/14/14	10,954
Euro	Citibank N.A.	552,654	766,707	5/14/14	2,895
New Zealand Dollar	Citibank N.A.	8,373,326	7,213,149	5/14/14	283,636
Euro	Citibank N.A.	9,478,803	13,150,105	5/15/14	187,605
Euro	Citibank N.A.	99,125	137,518	5/15/14	(510)
Australian Dollar	Bank of America N.A.	2,000,000	1,848,471	7/16/14	(16,955)
Australian Dollar	Citibank N.A.	4,210,000	3,891,031	7/16/14	(25,532)
Euro	Citibank N.A.	5,100,000	7,074,296	7/16/14	12,326
Norwegian Krone	Citibank N.A.	23,570,000	3,953,654	7/16/14	(15,996)
Philippine Peso	Barclays Bank PLC	117,700,000	2,636,124	7/16/14	(11,795)
Philippine Peso	Citibank N.A.	117,730,000	2,636,795	7/16/14	(10,607)
Philippine Peso	Citibank N.A.	117,700,000	2,636,124	7/16/14	(10,605)
Russian Ruble	Citibank N.A.	141,650,000	3,901,342	7/16/14	(2,572)
Turkish Lira	Barclays Bank PLC	4,200,000	1,951,209	7/16/14	(219)

					592,553

Contracts to Sell:
Australian Dollar	Citibank N.A.	6,645,104	6,168,229	5/14/14	(204,248)
British Pound	Citibank N.A.	15,152,814	25,581,593	5/14/14	(644,456)
Euro	Citibank N.A.	548,920	761,528	5/14/14	(3,564)
Euro	Citibank N.A.	675,000	936,441	5/14/14	(12,349)
Euro	Citibank N.A.	815,814	1,131,796	5/14/14	(7,125)
Euro	Citibank N.A.	12,815,405	17,779,071	5/14/14	(247,149)
Euro	UBS AG	2,605,002	3,613,972	5/14/14	(59,832)
New Zealand Dollar	Citibank N.A.	8,373,326	7,213,149	5/14/14	(285,059)
Swedish Krona	Barclays Bank PLC	22,405,000	3,445,192	5/14/14	67,059
Swedish Krona	Barclays Bank PLC	38,205,000	5,874,741	5/14/14	118,999
Euro	Citibank N.A.	9,577,928	13,287,623	5/15/14	(325,123)
Australian Dollar	Bank of America N.A.	800,000	739,388	7/16/14	(1,764)
Australian Dollar	Bank of America N.A.	2,600,000	2,403,012	7/16/14	(5,734)
Australian Dollar	Bank of America N.A.	5,300,000	4,898,448	7/16/14	(11,689)
Australian Dollar	Bank of America N.A.	9,074,668	8,387,130	7/16/14	50,478
Australian Dollar	Citibank N.A.	4,210,000	3,891,031	7/16/14	34,436
Australian Dollar	Goldman Sachs	2,336,000	2,159,014	7/16/14	11,247
Brazilian Real	Barclays Bank PLC	22,760,000	9,997,380	7/16/14	83,676

Notes to Schedule of Investments (unaudited) (continued)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Brazilian Real	Morgan Stanley & Co. Inc.	17,600,000	7,730,838	7/16/14	22,124
Canadian Dollar	Citibank N.A.	8,885,854	8,092,626	7/16/14	23,888
Canadian Dollar	Goldman Sachs	2,600,000	2,367,901	7/16/14	7,222
Euro	Barclays Bank PLC	7,641,040	10,599,016	7/16/14	(100,204)
Euro	Citibank N.A.	6,000,000	8,322,701	7/16/14	(47,459)
Israeli Shekel	Morgan Stanley & Co. Inc.	19,000,000	5,487,300	7/16/14	(27,373)
Japanese Yen	Citibank N.A.	409,100,000	4,003,332	7/16/14	11,270
Mexican Peso	Barclays Bank PLC	117,000,000	8,891,108	7/16/14	40,940
Mexican Peso	Barclays Bank PLC	265,600,000	20,183,574	7/16/14	(91,283)
New Zealand Dollar	Citibank N.A.	11,080,000	9,493,383	7/16/14	42,952
Norwegian Krone	Barclays Bank PLC	56,640,000	9,500,848	7/16/14	38,135
Russian Ruble	Citibank N.A.	141,650,000	3,901,342	7/16/14	(71,101)

					(1,593,086)

Net unrealized loss on open forward foreign currency contracts					$(1,000,533)

During the period ended April 30, 2014, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of July 31, 2013	660,002,136	$2,096,527
Options written	47,172,842	939,128
Options closed	(19,482,451)	(690,034)
Options exercised	—	—
Options expired	(687,573,519)	(2,263,139)

Written options, outstanding as of April 30, 2014	119,008	$82,482

At April 30, 2014, the Fund held the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
BNP Paribas	$32,940,000	3/31/17	1.890% semi-annually	3-Month LIBOR	$1,546	$28,925
BNP Paribas	34,490,000	3/29/19	3.295% semi-annually	3-Month LIBOR	—	(18,514)
Morgan Stanley	43,380,000	8/15/29	3.320% semi-annually	3-Month LIBOR	—	581,905

Total	$110,810,000				$1,546	$592,316

OTC TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT*		TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc.	EUR	10,759,233	7/30/14	If positive, the total return of the BEL20 Index	3 Month EURIBOR minus 50 basis points and if negative, the absolute value of the total return or the BEL20 Index	—	—
Barclays Capital Inc.	EUR	10,845,852	7/30/14	3 Month EURIBOR plus 50 basis points and if negative, the absolute value of the total return or the DAX Index	If positive, the total return of the DAX Index	—	—
JP Morgan Chase		316,920,000	7/10/14	If negative, the absolute value of the total return of CMM index	If positive, the total return of the 30 year CMM index minus total return of the 10 year CMS index minus 0.573%	—	$23,645	**

Total		338,525,085				—	$23,645

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Abbreviations used:

BELZO DAX EUR	— Brussels Stock Exchange — Deutscher Artien Index — EURO

At April 30, 2014, the Fund held collateral received from Barclays Capital Inc. in the amount of $74,194 on total return swap contracts and/or swaptions valued at $0. Net exposure to the counterparty was $(74,194). Net exposure represents the net receivable/(payable) that would be due from/to counterparty in the event of default.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at April 30, 2014.

			Futures Contracts		Forward Foreign Currency Contracts		Centrally Cleared Interest Rate Swap Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Total
Interest Rate Risk	—	—	$2,702,919	$(1,678,564)	—	—	$610,830	$(18,514)	—	$1,616,671
Foreign Exchange Risk	—	—	—	—	$1,239,770	$(2,240,303)	—	—	—	(1,000,533)
Credit Risk	—	—	—	—	—	—	—	—	23,645	23,645
Equity Risk	$162,885	$19,929	—	—	—	—	—	—	—	182,814

Total	$162,885	$19,929	$2,702,919	$(1,678,564)	$1,239,770	$(2,240,303)	$610,830	$(18,514)	$23,645	$822,597

During the period ended April 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$792,982
Written options	345,833
Futures contracts (to buy)	109,120,544
Futures contracts (to sell)	97,040,888
Forward foreign currency contracts (to buy)	69,853,792
Forward foreign currency contracts (to sell)	162,314,904

Average Notional Balance
Interest rate swap contracts	$67,162,000
Total return swap contracts	124,193,615

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	June 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive officer

Date:	June 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	June 25, 2014